EXHIBIT 10.2

AMENDMENT NO. 1

to

CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (the “Amendment”) is made as of October 31, 2008 by and among TEXAS-NEW MEXICO POWER COMPANY (the “Borrower”), the institutions from time to time parties thereto as Lenders (the “Lenders”), and JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent for itself and the other Lenders (the “Administrative Agent”) under that certain Credit Agreement dated as of May 15, 2008 by and among the Borrower, the financial institutions party thereto, and the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

WITNESSETH

WHEREAS, the Borrower, the Lenders, and the Administrative Agent are parties to the Credit Agreement; and

WHEREAS, the Borrower has requested that the Administrative Agent and the requisite number of Lenders under Section 11.6 of the Credit Agreement amend the Credit Agreement on the terms and conditions set forth herein; and

WHEREAS, the Borrower, the requisite number of Lenders under Section 11.6 of the Credit Agreement and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendments to the Credit Agreement:

1.     Amendments to the Credit Agreement.  Effective as of October 31, 2008 (the “Effective Date”) and subject to the satisfaction of the condition precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

1.1	Section 1.1 to the Credit Agreement is amended to insert the following definitions in alphabetical order:

“Note Facilities Documentation” means one or more note purchase agreements, indentures or other similar documentation, and any related notes or other securities issued pursuant thereto or in connection therewith, to be dated on or prior to March 30, 2009, by and among the Borrower and the purchasers or holders of the Indebtedness issued pursuant thereto (or any trustee or other representative on behalf of such purchasers or holders), as the same may be amended, supplemented, extended or otherwise modified from time to time; provided that (i) such Note Facilities Documentation shall evidence the issuance of Indebtedness in an aggregate principal amount not to exceed $318,000,000 and (ii) such Note Facilities Documentation shall as of the effective date thereof have representations and warranties, covenants and events of default no less favorable to the Borrower and its Subsidiaries in any material respect than the terms and conditions set forth in the draft Note Purchase Agreement (draft stamp:  “Draft dated September 19, 2008”) provided to the Administrative Agent and the Lenders by the Borrower on October 29, 2008.

“2008 Term Loan Credit Agreement” means that certain Term Loan Credit Agreement, dated as of October 31, 2008, by and among the Borrower, the lenders and financial institutions parties thereto, and Union Bank of California, N.A., as administrative agent, as it may be amended, supplemented, extended or otherwise modified from time to time, provided that the aggregate outstanding principal amount of Indebtedness under such Term Loan Credit Agreement does not exceed $150,000,000 minus the aggregate outstanding principal amount of the Indebtedness under the Note Facilities Documentation at any time.

1.2	Section 1.1 to the Credit Agreement is hereby amended to delete the definition of “Base Rate” in its entirety, and to substitute the following therefor:

 “Base Rate” means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its “prime rate” (the “Prime Rate”) and (c) the Adjusted Eurodollar Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding business Day) plus 1%, provided that for the avoidance of doubt, the Adjusted Eurodollar Rate for any day shall be based on the rate appearing on the Reuters BBA Libor Rates Page 3750 (or on any successor or substitute page of such page) at approximately 11:00 a.m. (London time) on such day.  The Prime Rate is a rate publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Rate or the Adjusted Eurodollar Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or the Adjusted Eurodollar Rate, respectively.

1.3	Section 1.1 to the Credit Agreement is hereby amended to delete the definition of “Defaulting Lender” in its entirety, and to substitute the following therefor:

 “Defaulting Lender” means any Lender, as determined by the Administrative Agent, that has (a) failed to fund any portion of its Revolving Loans or Participation Interest within three Business Days of the date required to be funded by it hereunder, (b) notified the Borrower, the Administrative Agent, the L/C Issuer or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) failed, within three Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Revolving Loans and Participation Interests, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.

1.4	Section 3 to the Credit Agreement is hereby amended to insert the following new Section 3.16 at the end thereof:

3.16	Defaulting Lenders.

Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a)           if any L/C Obligations exists at the time a Lender is a Defaulting Lender, the Borrower shall within one Business Day following notice by the Administrative Agent cash collateralize such Defaulting Lender’s Participation Interest in accordance with the procedures set forth in Section 2.2(g) for so long as such L/C Obligations are outstanding; and

(b)           the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit unless it is satisfied that cash collateral will be provided by the Borrower in accordance with Section 3.16(a).

1.5	Section 8.5 to the Credit Agreement is hereby amended to delete subclause (p) thereof in its entirety, and to substitute the following therefor:

 (p) Liens upon any property in favor of the administrative agent for the benefit of the lenders (the “2008 Term Loan Administrative Agent”) under the  2008 Term Loan Credit Agreement securing Indebtedness thereunder; provided that (i) the Borrower Obligations shall concurrently be secured equally and ratably with (or prior to) such Indebtedness under such 2008 Term Loan Credit Agreement so long as such other Indebtedness shall be secured and (ii) the Borrower, the 2008 Term Loan Administrative Agent and the Administrative Agent, for the benefit of the Lenders, shall have entered into such security agreements, collateral trust and sharing agreements, intercreditor agreements and other documentation deemed necessary by the Administrative Agent in respect of such Lien on terms and conditions acceptable to the Administrative Agent(including, without limitation, with respect to the voting of claims and release or modification of any such Lien on all or any portion of the collateral thereunder),

1.6	Section 8.5 to the Credit Agreement is hereby amended to delete subclause (q) thereof in its entirety, and to substitute the following therefor:

(q) Liens upon any property in favor of the purchasers or holders or any trustee, agent or other representative on behalf of the purchasers or holders (any of the foregoing being, collectively, the “Note Facilities Secured Party”) under the Note Facilities Documentation securing Indebtedness thereunder; provided that (i) the Borrower Obligations shall concurrently be secured equally and ratably with (or prior to) such Indebtedness under the Note Facilities Documentation so long as such other Indebtedness shall be secured and (ii) the Borrower, the Note Facilities Secured Party and the Administrative Agent, for the benefit of the Lenders, shall have entered into such security agreements, collateral trust and sharing agreements, intercreditor agreements and other documentation deemed necessary by the Administrative Agent in respect of such Lien on terms and conditions acceptable to the Administrative Agent (including, without limitation, with respect to the voting of claims and release or modification of any such Lien on all or any portion of the collateral thereunder), and

1.7	Section 8.5 to the Credit Agreement is hereby amended to add the following as subclause (r):

(r) Liens on Property, in addition to those otherwise permitted by clauses (a) through (q) above, securing, directly or indirectly, Indebtedness or obligations of the Borrower and its Subsidiaries arising pursuant to other agreements entered into in the ordinary course of business which do not exceed, in the aggregate at any one time outstanding, $25,000,000.

1.8	Section 8.7 to the Credit Agreement is hereby amended to delete the current Section 8.7 in its entirety and to substitute the following new Section 8.7 therefor:

The Borrower will not (nor will it permit any of its Subsidiaries to) enter into any contractual obligation that limits the ability (a) of any Subsidiary of the Borrower to make Restricted Payments to the Borrower or to otherwise transfer property to the Borrower or (b) of the Borrower to create, incur, assume or suffer to exist Liens on its property in favor of the Administrative Agent, for the benefit of the Lenders, other than (i) any such contractual obligation contained in the Credit Documents; (ii) any such contractual obligation contained in the “Credit Documents” as defined in the 2008 Term Loan Credit Agreement (as such contractual obligations in such “Credit Documents” exist as of the date hereof without giving effect to any subsequent amendment or other modification to such contractual obligations); and (iii) any such contractual obligation contained in the Note Facilities Documentation (which contractual obligation shall be on terms no less favorable to the Administrative Agent and the Lenders as such contractual obligations set forth in the draft Note Purchase Agreement (draft stamp:  “Draft dated September 19, 2008”) provided to the Administrative Agent and the Lenders on October29, 2008, without giving effect to any amendment or other modification to such contractual obligations).

2.     Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received the following:

(A)	duly executed originals of this Amendment from the Borrower, the requisite number of Lenders under Section 11.6 of the Credit Agreement and the Administrative Agent;

(B)	the Amendment Fee (as defined below) payable for the account of each Lender executing this Amendment; and

(C)	such other documents, instruments and agreements as the Administrative Agent may reasonably request.

 3.     Amendment Fee.  Each Lender that delivers a duly executed signature page to this Amendment to the Administrative Agent’s counsel, Sidley Austin LLP, Attention:  David Oates, by facsimile or e-mail PDF copy (fax:  312-853-7036; e-mail:  david.oates@sidley.com) by 5:00 p.m. (Chicago time) on October 31, 2008, shall be entitled to an amendment fee (the “Amendment Fee”) equal to 0.03% (3 basis points) multiplied by such consenting Lender’s Commitment.

4.      Representations and Warranties of the Borrower.

(A)
The Borrower hereby represents and warrants that (i) this Amendment and the Credit Agreement, as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally) and (ii) no Default or Event of Default has occurred and is continuing.

(B)
Upon the effectiveness of this Amendment and after giving effect hereto, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby, and agrees that all such covenants, representations and warranties shall be true and correct as of the effective date of this Amendment (unless such representation and warranty is made as of a specific date, in which case such representation and warranty shall be true and correct as of such date).

5.      References to the Credit Agreement.

(A)
Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Credit Document shall mean and be a reference to the Credit Agreement as amended hereby.

(B)
Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(C)
The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6.     GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE
OF NEW YORK.

                                 7.      Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.     Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

BORROWER:

TEXAS-NEW MEXICO POWER COMPANY
a Texas corporation

By:           /s/ Terry R. Horn
Name:       Terry R. Horn
Title:         VP and Treasurer

Signature Page to Amendment No. 1

LENDERS:

JPMORGAN CHASE BANK, N.A.,
individually in its capacity as a Lender and in
its capacity as Administrative Agent and L/C Issuer

By:          /s/ Helen D. Davis
Name:     Helen D. Davis
Title:       Vice President

UNION BANK OF CALIFORNIA, N.A.,
individually in its capacity as a Lender and in its capacity as Syndication Agent

By:           /s/ Robert J. Cole
Name:      Robert J. Cole
Title:        Vice President

Signature Page to Amendment No. 1

SUNTRUST BANK,
individually in its capacity as a Lender

By:           /s/ Andrew Johnson
Name:      Andrew Johnson
Title:        Director

Signature Page to Amendment No. 1

WELLS FARGO BANK, N.A.,
individually in its capacity as a Lender

By:           /s/ Guido C. Kemp
Name:      Guido C. Kemp
Title:        Loan Team Manager

Signature Page to Amendment No. 1

KEYBANK NATIONAL ASSOCIATION,
individually in its capacity as a Lender

By:           /s/ Kevin D. Smith
Name:      Kevin D. Smith
Title:        Senior Vice President

Signature Page to Amendment No. 1

COMPASS BANK,
individually in its capacity as a Lender

By:           /s/ Richard W. Burdick
Name:      Richard W. Burdick
Title:        Vice President

Signature Page to Amendment No. 1

SOUTHWEST SECURITIES, FSB,
individually in its capacity as a Lender

By:           /s/ Lonnie Warren
Name:      Lonnie Warren
Title:        President - NABR

Signature Page to Amendment No. 1

UNITED WESTERN BANK,
individually in its capacity as a Lender

By:           /s/ Margie Horan
Name:      Margie Horan
Title:        Regional President

Signature Page to Amendment No. 1